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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                August 22, 1997
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                            RWD TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)


        Maryland                     0-22145                 52-1552720
------------------------    ------------------------     -------------------
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                         Identification No.)


                   10480 Little Patuxent Parkway, Suite 1200
                  Columbia, Maryland                   21044
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              (Address of principal executive offices) (Zip Code)


                                (410) 730-4377
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                        (Registrant's telephone number)

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ITEM 5.  OTHER MATTERS

        As previously announced,on August 22, 1997, Bruce D. Alexander was elected to serve as a director of RWD Technologies, Inc. and was also elected to serve as Chairman of the Board's Audit Committee and as a member of the Board's Compensation Committee. Mr. Alexander was employed by The Rouse Company for 26 years, during which time he was responsible for commercial and mixed use projects throughout the United States. As Senior Vice President at Rouse, Mr. Alexander was responsible for Rouse's development of projects that included Baltimore's Harborplace, South Street Seaport in New York, St. Louis's Union Station, Miami's Bayside and New Orleans' Riverwalk. Mr. Alexander is currently the Founding Chair of Yale University's Urban Affairs Committee and is a Board member of Enterprise Social Investment Corporation, Baltimore Development Corporation and Goucher College. Mr. Alexander holds a B.A. degree from Yale University and a law degree from Duke University School of Law.

        Mr. Alexander joins Jerry P. Malec and Robert T. O'Connell as recent additions to RWD's Board of Directors. Mr. Malec, a 30-year veteran of the high technology industry, previously served in executive positions at Apple Computer, MICOM Systems, and IBM Corporation. He was most recently the Chief Executive Officer at Checkmate Electronics, an applied technology company that manufactures and sells sophisticated check and credit card fraud prevention and verification systems. Mr. Malec serves as Chairman of the RWD Board's Compensation Committee and as member of the Board's Audit Committee. Mr. O'Connell spent 29 years at General Motors Corporation where he held many executive positions, including Chief Financial Officer. Subsequently, he served as Chief Staff Officer of EMC Corporation, a provider of information storage and retrieval technology. Mr. O'Connell also serves as RWD's Senior Vice President responsible for Strategic Business Planning.

        Other members of RWD's ten-person Board of Directors are: Dr. Robert W. Deutsch, RWD's Chairman and Chief Executive Officer; John H. Beakes, RWD's President and Chief Operating Officer; Kenneth J. Rebeck, RWD's Group Vice President-Technology Transfer; John E. Lapolla, RWD's Group Vice President-Manufacturing Performance Support; Jeffrey W. Wendel, RWD's Group Vice President-Information Technology; Ronald E. Holtz, RWD's Vice President, Secretary and Chief Financial Officer; and Dr. David J. Deutsch (Dr. Robert Deutsch's son), a Lecturer in Mathematics at Boston University's Department of Mathematics.


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                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August 28, 1997          RWD TECHNOLOGIES, INC.


                                By: /s/ Ronald E. Holtz
                                    -----------------------------------------
                                    Ronald E. Holtz, Vice President and Chief
                                        Financial Officer